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                                                                   EXHIBIT 10.54

                               AMENDMENT NO. 1
                         DATED AS OF NOVEMBER 3, 1997
                                      TO
                          PURCHASE AND SALE AGREEMENT


     THIS AMENDMENT NO. 1 ("Amendment No. 1") is made and entered into as of November 3, 1997, to the PURCHASE AND SALE AGREEMENT ("Agreement") made and entered into as of the 27th day of October, 1997, by and between DR. JUNG Y. PARK AND WIFE, KYUNG HEE PARK, residents of Albany, Oregon (together, "Purchaser"), and PETRO STOPPING CENTERS, L.P., a Delaware limited partnership ("Seller"), having its executive offices in El Paso, Texas. Defined Terms used in this Amendment No. 1 which are not defined herein shall have the meanings ascribed to such terms in the Agreement.

     WHEREAS, Purchaser has requested an amendment to the Agreement as set forth in this Amendment No. 1, and Seller is agreeable therewith.

     NOW THEREFORE, in consideration of the mutual benefits to be derived and the representations and warranties, conditions and promises contained herein and in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1. Section 1.03 of the Agreement is hereby amended in its entirety to read as follows:

     1.03 Purchase Price.
          The purchase price for the Assets (the "Purchase Price") shall be $2,300,000, payable as follows:

          (1) $100,000 cash earnest money to be paid to Seller in cash or other form of immediately available funds by Purchaser upon execution and delivery of this Agreement and deposited by Seller in escrow with the Title Company; and

          (2) $20,000 cash to be deposited by Purchaser in escrow with the Title Company and to be paid by the Title Company to Purchaser upon Closing of the Transaction as funds for the construction of a new sign for the Business in recognition of the fact that the existing sign will
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     not be utilized following Closing except during the one-year period provided for in Section 3.11 of the Agreement; and


          (3) $2,280,000, including the $100,000 earnest money, payable upon the Closing to Seller by wire transfer of immediately available funds pursuant to written instructions delivered by Seller to Purchaser and Title Company at least one business day prior to the Closing Date.


     2. The amendments to the Agreement made by this Amendment No. 1 shall be effective as of the date of the Agreement.

     3. The Agreement shall remain and continue in full force and effect between the parties in accordance with the terms and conditions thereof, except for the express amendments thereto made by this Amendment No. 1.



                  REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                              SELLER:

                              PETRO STOPPING CENTERS, L.P.


                              By:  /s/ Larry J. Zine
                                  -----------------------------------------
                              Name:    Larry J. Zine
                                    ---------------------------------------
                              Title:   Executive Vice President
                                     --------------------------------------


                              PURCHASER:

                              Dr. Jung Y. Park
                              ---------------------------------------------
                              Dr. Jung Y. Park

                              Kyung Hee Park
                              ---------------------------------------------
                              Kyung Hee Park


     The undersigned, Goode Realty Group, hereby signs below to evidence its receipt of an executed copy of the foregoing Amendment No. 1 to the Agreement.


                              GOODE REALTY GROUP


                              By:   /s/ William Goode
                                 ------------------------------------------
                                   William Goode


                        ACKNOWLEDGMENT BY TITLE COMPANY

     JACKSON COUNTY TITLE DIVISION OF OREGON TITLE INSURANCE COMPANY hereby acknowledges receipt of the $20,000 cash escrow deposit required under Section 1.03(2) of the Agreement, as amended by the foregoing Amendment No. 1, and agrees to hold such $20,000 cash escrow deposit in an escrow, separate and apart from the $100,000 earnest money presently held by the Title Company pursuant

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to Section 1.03(1) of the Agreement, as amended by Amendment No. 1, and deliver such $20,000 cash escrow deposit to Purchaser in accordance with the terms and provisions of the Agreement.

                              JACKSON COUNTY TITLE DIVISION OF
                                OREGON TITLE INSURANCE COMPANY



                              By:  /s/ Phyllis S. Lloyd
                                  -----------------------------------------
                              Name:    Phyllis S. Lloyd
                                    ---------------------------------------
                              Title:   Escrow Officer
                                     --------------------------------------

                              Date: December 5, 1997

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